EXHIBIT 10.9

SECOND AMENDMENT TO COAL SUPPLY AGREEMENT
Between

PACIFICORP
And

WESTMORELAND KEMMERER, LLC
(f/k/a Westmoreland Kemmerer, Inc.)

For Coal Deliveries Beginning January 1, 2017

THIS SECOND AMENDMENT amends the Coal Supply Agreement dated July 1, 2010, for coal deliveries beginning January 1, 2017, as further amended (“2017 CSA”), between WESTMORELAND KEMMERER, LLC, a Delaware limited liability company with offices in Englewood, Colorado, formerly Westmoreland Kemmerer, Inc., and successor in interest to Chevron Mining Inc. (“Seller”), and PACIFICORP, an Oregon corporation with offices in Salt Lake City, Utah (“Buyer”).
RECITALS

A.
The Parties desire to amend Section 3.04 of the 2017 CSA at the same time they desire to amend the Coal Supply Agreement dated July 1, 1992, as amended and restated in the FIFTEENTH AMENDMENT TO COAL SUPPLY AGREEMENT, effective July 1, 2010 as further amended (“CSA”) between PACIFICORP and WESTMORELAND KEMMERER, LLC., formerly Westmoreland Kemmerer, Inc., as successor in interest to Chevron Mining Inc., as set forth in the Twentieth Amendment to CSA.

B.	Seller and Buyer intend for the Second Amendment to 2017 CSA, and the Twentieth Amendment to CSA, to become effective simultaneously.

In consideration of the mutual benefits and for other good and valuable consideration, the receipt of which is acknowledged, the Parties amend the 2017 CSA as follows:

1.	Section 3.04(c) Over/Under Account as presently written shall be deleted in its entirety. As a result, Exhibit E “Over/Under Account Examples” shall also be deleted in its entirety.

2.	Except as amended herein, all other portions of the 2017 CSA are in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Twentieth Amendment to be executed and to become effective on June 15, 2016, which is the same date that the Second Amendment to 2017 CSA becomes effective.

WESTMORELAND KEMMERER, LLC        PACIFICORP

By: _/s/ Scott Sturm         By: _/s/ Dana Ralston_____________

Its: __VP, Sales & Marketing         Its: __VP COAL GEN & MINING___

Date signed: ___6/14/2016         Date signed: ______6/15/2016______

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